                       AMENDMENT NO. 1 TO CREDIT AGREEMENT


         THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "Amendment No. 1"), dated as of June 11, 1999, is among True Temper Sports, Inc., a Delaware corporation (the "Borrower"), the various financial institutions from time to time parties thereto (collectively, the "Lenders"), DLJ Capital Funding, Inc., as syndication agent (the "Syndication Agent") for the Lenders, The First National Bank of Chicago, as administrative agent (the "Administrative Agent") for the Lenders, and Donaldson, Lufkin & Jenrette Securities Corporation, as lead arranger (the "Arranger").


                              W I T N E S S E T H:


         WHEREAS, the Borrower, the Lenders, the Syndication Agent, the Administrative Agent and the Arranger are parties to a Credit Agreement, dated as of September 30, 1998 (as heretofore modified and supplemented and in effect from time to time, the "Credit Agreement");

         WHEREAS, the Borrower has requested the Lenders to amend the Credit Agreement to provide for the issuance under the Credit Agreement of Letters of Credit in selected foreign currencies;

         WHEREAS, all Loans and Obligations shall continue to be and shall be fully guaranteed pursuant to, and fully secured by, the Holdco Guaranty and Pledge Agreement and the Borrower Security Agreement; and

         WHEREAS, the Borrower desires, and the Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to amend the Credit Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                     PART I

                                   DEFINITIONS

         SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment No. 1, including its preamble and recitals, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the preamble.

         "Amendment No. 1" is defined in the preamble.

         "Amendment No. 1 Effective Date" is defined in Subpart 3.1.

         "Arranger" is defined in the preamble.

         "Borrower" is defined in the preamble.

         "Credit Agreement" is defined in the first recital.

         "Lenders" is defined in the preamble.

         "Syndication Agent" is defined in the preamble.

         SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment No. 1, including its preamble and recitals, have the meanings ascribed thereto in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the Amendment No. 1 Effective Date refer to the Credit Agreement, as amended hereby.


                                     PART II

                         AMENDMENTS TO CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Amendment No. 1 Effective Date, the Credit Agreement is amended in accordance with this Part II. Except to the extent amended by this Amendment No. 1, the Credit Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

         SUBPART 2.1. Amendments to Article I. Article I of the Credit Agreement is amended as set forth in this Subpart 2.1.

         SUBPART 2.1.1.  Amendments to Section 1.1.

         (a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in their alphabetically appropriate places:

                  "Australian Dollars" means the lawful currency of Australia.

                  "Available Currency" means Dollars and, with the consent of the Administrative Agent, Foreign Currency.

                  "Dollar Equivalent" means, with respect to any Foreign Currency on any date of determination, the equivalent amount in Dollars of such Foreign Currency, determined by reference to the New York foreign exchange selling rates, as published in The Wall Street Journal on such date of determination for the immediately preceding Business Day, or, if such rate is not available, such equivalent amount shall be determined by the Administrative Agent (in accordance with its standard practices) by using the quoted spot rate offered to the Administrative Agent in the New York foreign exchange market for such Foreign Currency at approximately 11:00 a.m. (New York time) on such date of determination.

                  "Foreign Currency" means Pounds Sterling, Australian Dollars and Japanese Yen.

                  "Foreign Currency Letter of Credit" means a Letter of Credit denominated in a Foreign Currency.

                  "Foreign Guaranty" means a guaranty denominated in a Foreign Currency issued by a foreign branch or Affiliate of the Issuer.

                  "Japanese Yen" means the lawful currency of Japan.

                  "Pounds Sterling" means the lawful currency of the United Kingdom.

                  "U.S. Dollar Letter of Credit" means a Letter of Credit denominated in Dollars.

         (b) The following definitions appearing in Section 1.1 of the Credit Agreement are hereby amended in their entirety to read as set forth below:

                  "Business Day" means any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in Memphis, Tennessee, New York, New York or Chicago, Illinois and, (i) with respect to Borrowings of, Interest

         Periods with respect to, payments of principal and interest in respect of, and conversions of Base Rate Loans into, Eurodollar Loans, on which dealings in Dollars are carried on in the London interbank market, and
         (ii) with respect to Reimbursement Obligations in respect of Foreign Currency Letters of Credit, on which banks are generally open for business in the principal financial center of the jurisdiction of such Foreign Currency.

                  "Issuer" means the Administrative Agent, in its capacity as Issuer of Letters of Credit, any other Lender as may be designated by the Borrower (and consented to by the Administrative Agent and such Lender, such consent by the Administrative Agent not to be unreasonably withheld) and any foreign branch or Affiliate of the Administrative Agent or such Lender, in its capacity as Issuer of Letters of Credit.

                  "Letter of Credit" means (i) a standby or commercial letter of credit denominated in an Available Currency for the account of the Borrower, and (ii) a Foreign Guaranty.

                  "Letter of Credit Commitment Amount" means, on any date, with respect to U.S. Dollar Letters of Credit and Foreign Currency Letters of Credit collectively, a maximum amount (calculated, in the case of Foreign Currency Letters of Credit, at the Dollar Equivalent thereof on such date) of $10,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.

                  "Letter of Credit Outstandings" means, on any date, an amount equal to the sum (without duplication) of

                           (a) the then aggregate amount which is undrawn and
                  available under all issued and outstanding U.S. Dollar Letters of Credit (whether or not the conditions to drawing thereunder could be satisfied on such date);

         plus

                           (b) the Dollar Equivalent of the then aggregate
                  amount which is undrawn and available under all issued and outstanding Foreign Currency Letters of Credit (whether or not the conditions to drawing thereunder could be satisfied on such date);

         plus

                           (c) the then aggregate amount of all unpaid and
                  outstanding Reimbursement Obligations (calculated, in the case of Foreign Currency Letters of Credit, at the Dollar Equivalent thereof on such date) in respect of such U.S. Dollar Letters of Credit and Foreign Currency Letters of Credit.

         SUBPART 2.2. Amendments to Article II. Article II of the Credit Agreement is hereby amended as set forth in this Subpart 2.2.

         SUBPART 2.2.1. Amendment to Section 2.1. Clause (b) of Section 2.1 of the Credit Agreement is hereby amended in its entirety to read as set forth below:

                  "(b) the Issuer agrees that it will issue Letters of Credit pursuant to Section 2.1.3, and each other Lender that has a Revolving Loan Commitment severally agrees that it will purchase participation interests in such Letters of Credit, or, in the case of Foreign Guaranties, purchase participation interests or deem Disbursements to be Revolving Loans, pursuant to Section 2.6.1. Any term or provision of this Agreement or any other Loan Document (including this Article II or Article III hereof) to the contrary notwithstanding, (i) each Foreign Currency Letter of Credit and each Foreign Guaranty shall be issued, and all Reimbursement Obligations in respect of such Foreign Currency Letter of Credit shall be paid, in the applicable Foreign Currency;
         (ii) all participation, reimbursement and other interests and obligations of the Lenders (other than the Issuer) with respect to each Foreign Currency Letter of Credit and each Foreign Guaranty shall be calculated and paid in the Dollar Equivalent of such Foreign Currency; and (iii) each Issuer of a Foreign Currency Letter of Credit or a Foreign Guaranty shall be a "Qualified Business Unit", as defined in
         Section 989(a) of the Code, which maintains an office in the jurisdiction in which the requested Foreign Currency Letter of Credit or Foreign Guaranty is to be issued."

         SUBPART 2.2.2. Amendment to Section 2.1.3. Section 2.1.3 of the Credit Agreement is hereby amended in its entirety to read as set forth below:

                  "SECTION 2.1.3. Letter of Credit Commitment. Subject to compliance by the Borrower with the terms of Sections 2.1.5, 5.1 and 5.2, from time to time on any Business Day occurring after the Closing Date but prior to the Revolving Loan Commitment Termination Date, the Issuer will (i) issue one or more Letters of Credit denominated in the relevant Available Currency for the account of the Borrower in the Stated Amount requested by the Borrower on such day, or (ii) extend the Stated Expiry Date of an existing Letter of Credit previously issued hereunder to a date not later than the earlier of (x) the sixth anniversary of the Closing Date and (y) one year from the date of such extension, subject to the proviso in the penultimate sentence of
         Section 2.6."

         SUBPART 2.2.3. Amendment to Section 2.1.5. Section 2.1.5 of the Credit Agreement is hereby amended in its entirety to read as set forth below:

                  "SECTION 2.1.5. Issuer Not Required to Issue Letters of Credit. (a) No Issuer shall be required to issue any Letter of Credit if, after giving effect thereto, (i) the aggregate amount of all Letter of Credit Outstandings would exceed the Letter of Credit Commitment Amount or (ii) the sum of the aggregate amount of all Letter of Credit

         Outstandings plus the aggregate principal amount of all Revolving Loans and Swing Line Loans then outstanding would exceed the Revolving Loan Commitment Amount.

                  (b) No Issuer shall be permitted or required to issue any Foreign Currency Letter of Credit or Foreign Guaranty if the Administrative Agent has not consented to the issuance pursuant to
         Section 2.6 or such Issuer is not a "Qualified Business Unit", as defined in Section 989(a) of the Code, which maintains an office in the jurisdiction in which the requested Foreign Currency Letter of Credit or Foreign Guaranty is to be issued.

                  (c) No Issuer shall be required to issue any Foreign Guaranty if any Lender that has a Revolving Loan Commitment is prohibited by law from participating in such Foreign Guaranty."

         SUBPART 2.2.4. Amendment to Section 2.6. Section 2.6 of the Credit Agreement is hereby amended in its entirety to read as set forth below:

                  "SECTION 2.6. Issuance Procedures. (a) By delivering to the Administrative Agent an Issuance Request on or before 12:00 noon, Chicago time, on a Business Day, the Borrower may, from time to time irrevocably request, on not less than three nor more than ten Business Days' notice (or such shorter or longer notice as may be acceptable to the Issuer), in the case of an initial issuance of a Letter of Credit, and not less than three nor more than ten Business Days' notice (unless a shorter or longer notice period is acceptable to the Issuer) prior to the then existing Stated Expiry Date of a Letter of Credit, in the case of a request for the extension of the Stated Expiry Date of a Letter of Credit, that the Issuer issue, or extend the Stated Expiry Date of, as the case may be, an irrevocable Letter of Credit on behalf of the Borrower denominated in the applicable Available Currency (whether issued for the account of or on behalf of the Borrower or any of its Subsidiaries) in such form as may be requested by the Borrower and approved by the Issuer, for the purposes described in clause (b) of
         Section 7.1.9. Notwithstanding anything to the contrary contained herein or in any separate application for any Letter of Credit, the Borrower hereby acknowledges and agrees that it shall be obligated to reimburse the Issuer upon each Disbursement paid under a Letter of Credit, and it shall be deemed to be the obligor for purposes of each such Letter of Credit issued hereunder (whether the account party on such Letter of Credit is the Borrower or a Subsidiary of the Borrower).

                  (b) Upon receipt of an Issuance Request which requests the issuance of a Foreign Currency Letter of Credit, the Administrative Agent shall promptly notify the Borrower either that the requested currency is acceptable to the Administrative Agent, in which case such Foreign Currency Letter of Credit shall be issued, or that the requested currency is not acceptable to the Administrative Agent (in its reasonable determination), in which case such Foreign Currency Letter of Credit shall not be issued.

                  (c) Upon receipt of an Issuance Request which requests the issuance of a Foreign Guaranty, the Administrative Agent shall promptly notify the Borrower (i) that the requested currency is acceptable to the Administrative Agent and no Lender that has a Revolving Loan Commitment is prohibited by law from participating in such Foreign Guaranty, in which case such Foreign Guaranty shall be issued, or (ii) that the requested currency is acceptable to the Administrative Agent and, although one or more Lenders that have a Revolving Loan Commitment are prohibited by law from participating in such Foreign Guaranty, the Issuer has determined (in its sole and absolute discretion) to issue such Foreign Guaranty, or (iii) that the requested currency is not acceptable to the Administrative Agent (in its reasonable determination), in which case such Foreign Guaranty shall not be issued, or (iv) that any Lender that has a Revolving Loan Commitment is prohibited by law from participating in such Foreign Guaranty and, as a result, the Issuer has determined (in its sole and absolute discretion) not to issue such Foreign Guaranty.

                  (d) Upon receipt of an Issuance Request, and following any determination required by this Section 2.6, the Administrative Agent shall promptly notify the Issuer and each Lender thereof. Each Letter of Credit shall by its terms be stated to expire on a date (its "Stated Expiry Date") no later than the earlier to occur of (i) the Revolving Loan Commitment Termination Date or (ii) one year from the date of its issuance; provided, notwithstanding the terms of clause (ii) above, that a Letter of Credit may, if required by the beneficiary thereof, contain "evergreen" provisions pursuant to which the Stated Expiry Date shall be automatically extended (in each case, to the date no later than the earlier to occur of (x) the Revolving Loan Commitment Termination Date or (y) one year from the date of such automatic extension), unless notice to the contrary shall have been given to the beneficiary by the Issuer or the account party more than a specified period prior to the then existing Stated Expiry Date. The Issuer will make available to the beneficiary thereof the original of each Letter of Credit which it issues hereunder."

         SUBPART 2.2.5. Amendment to Section 2.6.1. Section 2.6.1 of the Credit Agreement is hereby amended in its entirety to read as set forth below:

                  "SECTION 2.6.1. Other Lenders' Participation. (a) Upon the issuance of each U.S. Dollar Letter of Credit or Foreign Currency Letter of Credit issued by the Issuer pursuant hereto, and without further action, each Lender (other than the Issuer) that has a Revolving Loan Commitment shall be deemed to have irrevocably purchased from the Issuer, to the extent of its Percentage in respect of Revolving Loans, and the Issuer shall be deemed to have irrevocably granted and sold to such Lender a participation interest in such U.S. Dollar Letter of Credit or Foreign Currency Letter of Credit, as the case may be (including the Contingent Liability and any Reimbursement Obligation and all rights with respect thereto).

                  (b) Upon the issuance of each Foreign Guaranty issued by the Issuer pursuant hereto, each Lender (other than the Issuer) that has a Revolving Loan Commitment shall, unless prohibited by law, be deemed to have irrevocably purchased from the Issuer, to the extent of its Percentage in respect of Revolving Loans, and the Issuer shall be deemed to have irrevocably granted and sold to such Lender a participation interest in such Foreign Guaranty (including the Contingent Liability and any Reimbursement Obligation and all rights with respect thereto). If any Lender that has a Revolving Loan Commitment is prohibited by law from participating in such Foreign Guaranty, such Lender shall (i) promptly notify the Administrative Agent in writing that it is prohibited by law from participating in such Foreign Guaranty, and (ii) deem each Disbursement under such Foreign Guaranty, without further action, to be a Revolving Loan and, to the extent that the Borrower does not reimburse the Administrative Agent for such Disbursement pursuant to Section 2.6.2, such Lender, on or before 12:00 noon, Chicago time, on the Business Day following the Disbursement Due Date (unless such Disbursement is converted into a Base Rate Loan on the Disbursement Due Date), shall deposit with the Administrative Agent same day funds in an amount equal to the Dollar Equivalent of such Lender's Percentage of such Disbursement. Each Lender's obligation under this Section 2.6.1(b) shall be absolute and unconditional under any and all circumstances and irrespective of any Default or Event of Default under this Agreement or any other Loan Document.

                  (c) Each Lender (other than the Issuer) shall, to the extent of its Percentage in respect of Revolving Loans, be responsible for reimbursing promptly (and in any event within one Business Day) the Issuer for Reimbursement Obligations which have not been reimbursed by the Borrower in accordance with Section 2.6.3. In addition, such Lender shall, to the extent of its Percentage in respect of Revolving Loans, be entitled to promptly receive a ratable portion of the Letter of Credit fees payable pursuant to Section 3.3.3 with respect to each Letter of Credit and of interest payable pursuant to Section 2.6.2 with respect to any Reimbursement Obligation. To the extent that any Lender has reimbursed the Issuer for a Disbursement as required by this Section, such Lender shall be entitled to receive its ratable portion of any amounts subsequently received (from the Borrower or otherwise) in respect of such Disbursement."

         SUBPART 2.2.6. Amendment to Section 2.6.2. Section 2.6.2 of the Credit Agreement is hereby amended by deleting the proviso at the end thereof and inserting in lieu thereof the following proviso:

         "provided, however, that, if no Default shall have then occurred and be continuing, unless the Borrower has notified the Administrative Agent no later than one Business Day prior to the Disbursement Due Date that it will reimburse the Issuer for the applicable Disbursement, then the amount of the Disbursement, or, if the Disbursement was in a Foreign Currency, the Dollar Equivalent of the amount of the Disbursement, shall be deemed to be a Borrowing of Revolving Loans constituting Base Rate Loans and following the giving of notice thereof by the Administrative Agent to the Lenders, each Lender with a Revolving Loan Commitment (other than the Issuer) will deliver to the Issuer on the Disbursement Due Date immediately available funds in an amount equal to such Lender's Percentage of such Borrowing. Each conversion of Disbursement amounts into Revolving Loans shall constitute a representation and warranty by the Borrower that on the date of the making of such Revolving Loans all of the statements set forth in Section 5.2.1 are true and correct."

         SUBPART 2.3. Amendments to Article III. Article III of the Credit Agreement is hereby amended as set forth in this Subpart 2.3.

         SUBPART 2.3.1. Amendment to Section 3.3.3. Section 3.3.3 of the Credit Agreement is hereby amended in its entirety to read as set forth below:

                  "SECTION 3.3.3. Letter of Credit Fees. The Borrower agrees to pay to the Administrative Agent, for the pro rata account of the Issuer and each other Lender that has a Percentage of the Revolving Loan Commitment Amount of greater than zero, a Letter of Credit fee for each day on which there shall be any Letters of Credit outstanding, at a rate per annum equal to (i) with respect to each standby Letter of Credit and each Foreign Guaranty, the then Applicable Margin for Revolving Loans maintained as Eurodollar Loans, multiplied by the Stated Amount of each such Letter of Credit, and (ii) with respect to each documentary Letter of Credit, 1.25% per annum multiplied by the Stated Amount of each such Letter of Credit, such fees to be payable in the currency in which such Letter of Credit is denominated by the Borrower quarterly in arrears on each Quarterly Payment Date and on the Revolving Loan Commitment Termination Date for any period then ending for which such fees shall not theretofore have been paid. The Borrower further agrees to pay to the Issuer for its own account, quarterly in arrears on each Quarterly Payment Date, a fronting fee equal to 1/4 of 1% per annum, multiplied by the Stated Amount of the applicable Letter of Credit payable in the currency in which such Letter of Credit is denominated. In addition, customary issuance costs, fees and expenses shall be payable to the Issuer for its own account."

         SUBPART 2.4. Amendment to Article X. Article X of the Credit Agreement is hereby amended as set forth in this Subpart 2.4.

         SUBPART 2.4.1. New Section 10.16. A new Section 10.16 is hereby added to the end of Article X of the Credit Agreement to read in its entirety as set forth below:

                  "SECTION 10.16. Judgment Currency. (a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum due hereunder, under any Note or under any other Loan Document in another currency into Dollars or into a Foreign Currency, as the case may be, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which, in accordance with normal banking procedures, the applicable Secured Party could purchase such other currency with Dollars or with such Foreign Currency, as the case may be, in New York City, at the close of business on the Business Day immediately preceding the day on which final judgment is given, together with any premiums and costs of exchange payable in connection with such purchase.

                  (b) The obligation of the Borrower in respect of any sum due from it to any Agent, any Lender or any other Secured Party hereunder, under any Note or under any other Loan Document shall, notwithstanding any judgment in a currency other than Dollars or a Foreign Currency, as the case may be, be discharged only to the extent that on the Business Day next succeeding receipt by such Agent, such Lender or such other Secured Party of any sum adjudged to be so due in such other currency, such Agent, such Lender or such other Secured Party may, in accordance with normal banking procedures, purchase Dollars or such Foreign Currency, as the case may be, with such other currency. If the Dollars or such Foreign Currency so purchased are less than the sum originally due to such Agent, such Lender or such other Secured Party in Dollars or in such Foreign Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Agent, such Lender or such other Secured Party against such loss."

         SUBPART 2.5. Amendment to Issuance Request. The Issuance Request attached as Exhibit B-2 to the Credit Agreement shall be amended in its entirety to read as set forth on Annex I hereto.


                                    PART III

                           CONDITIONS TO EFFECTIVENESS

         SUBPART 3.1. Effective Date. This Amendment No. 1 shall become effective as of the date (the "Amendment No. 1 Effective Date") when all of the conditions set forth in this Subpart 3.1 shall have been satisfied.

         SUBPART 3.1.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment No. 1 duly executed by the Borrower, the Administrative Agent, the Issuer and the Required Lenders (or evidence thereof satisfactory to the Administrative Agent). The delivery of an executed counterpart hereof by the Borrower shall constitute a representation and warranty by the Borrower that, on the Amendment No. 1 Effective Date, after giving effect to this Amendment No. 1, all statements set forth in Section 5.2.1 of the Credit Agreement, as amended by Amendment No. 1, are true and correct as of such date, except to the extent that such statement expressly relates to an earlier date (in which case such statement shall be true and correct on and as of such earlier date).

         SUBPART 3.1.2. Affirmation and Consent. The Administrative Agent shall have received executed counterparts of the Affirmation and Consent to Amendment No. 1 to Credit Agreement, dated the Amendment No. 1 Effective Date, substantially in the form of Annex II hereto, duly executed and delivered by the parties thereto.

         SUBPART 3III.1.3. Payment of Fees and Expenses. The Borrower hereby agrees to pay and reimburse the Administrative Agent for all its reasonable fees and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment No. 1 and related documents, including all reasonable fees and disbursements of counsel to the Administrative Agent.

         SUBPART 3.1.4. Legal Details, etc. The Administrative Agent and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such materials, as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment No. 1 shall be reasonably satisfactory to the Administrative Agent and its counsel. All documents executed or submitted pursuant hereto or in connection herewith shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

         SUBPART 3.2. Limitation. Except as expressly provided hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement and each other Loan Document shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments, modifications and consents set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Credit Agreement or of any term or provision of any other Loan Document or other instrument referred to therein or herein, or of any transaction or further or future action on the part of the Borrower or any other Person which would require the consent of the Administrative Agent, the Issuer or any of the Lenders under the Credit Agreement or any such other Loan Document or instrument.


                                     PART IV

                                  MISCELLANEOUS

         SUBPART 4.1. Cross-References. References in this Amendment No. 1 to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment No. 1. References in this Amendment No. 1 to any Article or Section are, unless otherwise specified, to such Article or Section of the Credit Agreement.

         SUBPART 4.2. Loan Document Pursuant to Credit Agreement. This Amendment No. 1 is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement, as amended hereby, including Article X thereof.

         SUBPART 4.3. Counterparts, etc. This Amendment No. 1 may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same Agreement.

         SUBPART 4.4. Governing Law. THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         SUBPART 4.5. Successors and Assigns. This Amendment No. 1 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

                         TRUE TEMPER SPORTS, INC.


                         By:____________________________
                              Title:



                         THE FIRST NATIONAL BANK OF CHICAGO,
                            as Administrative Agent, Issuer and as a Lender


                         By:____________________________
                              Title:



                         DLJ CAPITAL FUNDING, INC.,
                            as Syndication Agent and as a Lender


                         By:____________________________
                              Title:



                         DONALDSON, LUFKIN & JENRETTE
                         SECURITIES CORPORATION,
                            as Arranger


                         By:____________________________
                              Title:

                         SUMMIT BANK,
                             as a Lender

                         By:____________________________
                               Title:


                         THE PROVIDENT BANK,
                             as a Lender


                         By:____________________________
                               Title:


                         VAN KAMPEN AMERICAN CAPITAL
                         PRIME RATE INCOME TRUST,
                             as a Lender


                         By:____________________________
                               Title:


                         VAN KAMPEN AMERICAN CAPITAL
                         SENIOR FLOATING RATE FUND,
                             as a Lender


                         By:____________________________
                               Title:


                         KZH HIGHLAND-2 LLC,
                             as a Lender


                         By:____________________________
                               Title:

                                                                         ANNEX I


                                                                     EXHIBIT B-2


                                ISSUANCE REQUEST


The First National Bank of Chicago,
  as Administrative Agent
One First National Plaza
Chicago, IL 60670-0286

Attention:  Dawn Sodaro


    Re: Credit Agreement, dated as of September 30, 1998 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among True Temper Sports, Inc., a Delaware corporation (the "Borrower"), the various financial institutions as are or may from time to time thereafter become parties thereto (the "Lenders"), DLJ Capital Funding, Inc., as the Syndication Agent, and The First National Bank of Chicago, as the Administrative Agent.

Ladies and Gentlemen:

     This Issuance Request is delivered to you pursuant to Section 2.6 of the Credit Agreement. Unless otherwise defined herein, terms used herein have the meanings assigned to them in the Credit Agreement.

     The Borrower hereby requests that on ________ __, ____ (the "Date of Issuance") _______________ (the "Issuer") [issue a [U.S. Dollar Letter of Credit][Foreign Currency Letter of Credit][Foreign Guaranty] in the initial Stated Amount of _______________* with a Stated Expiry Date (as defined therein) of ________ __, ____] [extend the Stated Expiry Date (as defined under Irrevocable Standby Letter of Credit No.__, issued on ________ __, ____, in the initial Stated Amount of ______________*) to a revised Stated Expiry Date (as defined therein) of ________ __, ____] and containing the further terms and conditions set forth in the attached Letter of Credit application.
     The beneficiary of the requested Letter of Credit will be _______________, and such Letter of Credit will be in support of
________________________________.

--------
*        Insert amount in appropriate currency.

     The Borrower hereby acknowledges that, pursuant to Section 5.2.2 of the Credit Agreement, each of the delivery of this Issuance Request and the [issuance][extension] of the Letter of Credit requested hereby constitutes a representation and warranty by the Borrower that, on such date of [issuance] [extension] all statements set forth in Section 5.2.1 are true and correct.

     The Borrower agrees that if, prior to the time of the [issuance] [extension] of the Letter of Credit requested hereby, any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Administrative Agent. Except to the extent, if any, that prior to the time of the issuance or extension requested hereby the Administrative Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed to be so certified at the date of such issuance or extension.

     IN WITNESS WHEREOF, the Borrower has caused this request to be executed and delivered by its Authorized Officer this ____ day of ________, ____.

                         TRUE TEMPER SPORTS, INC.


                         By:____________________________
                         Title:

                                                                        ANNEX II


                             AFFIRMATION AND CONSENT

                                           June 11, 1999


The Lenders (as defined below) and
The First National Bank of Chicago,
  as Administrative Agent for the Lenders
One First National Plaza
Chicago, Illinois 60670-0286

Attention: Dawn Sodaro

                            True Temper Sports, Inc.

Gentlemen and Ladies:

         This affirmation and consent is delivered to the Administrative Agent and the Lenders pursuant to Subpart 3.1.2 of Amendment No. 1 to Credit Agreement, dated as of the date hereof ("Amendment No. 1"), among True Temper Sports, Inc., a Delaware corporation (the "Borrower"), the financial institutions parties thereto (collectively, the "Lenders"), DLJ Capital Funding, Inc. ("DLJ"), as syndication agent (the "Syndication Agent") for the Lenders, The First National Bank of Chicago ("First Chicago"), as administrative agent (the "Administrative Agent") for the Lenders and Donaldson, Lufkin & Jenrette Securities Corporation, as Lead Arranger (the "Arranger"). Reference is also made to the Credit Agreement, dated as of September 30, 1998 (as amended or otherwise modified through the date hereof, the "Credit Agreement"), among the Borrower, the Lenders, the Agents and the Arranger. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

         By its signature below, the undersigned hereby acknowledges and consents to Amendment No. 1 and the Credit Agreement as amended thereby. The undersigned hereby reaffirms as of the Amendment No. 1 Effective Date (as defined in Amendment No. 1), its covenants and agreements contained in each Loan Document to which it is a party, including, in each case, as such covenants and agreements may be modified by Amendment No. 1. The undersigned hereby further certifies that, as of the date hereof (both before and after giving effect to the effectiveness of Amendment No. 1), its representations and warranties contained in the Loan Documents to which it is a party are true and correct with the same effect as if made on the date hereof, except to the extent any thereof refer or pertain solely to a date prior to the date hereof. The undersigned further confirms that each Loan Document to which it is a party is and shall continue to be in full force and effect and the same are hereby ratified and confirmed in all respects, except that upon the occurrence of the Amendment No. 1 Effective Date, all references in such Loan Documents to the "Credit Agreement", "Loan Documents", "thereunder", "thereof", or words of like import shall mean the Credit Agreement and the Loan Documents, as the case may be, as in effect, as amended by Amendment No. 1.

      IN WITNESS WHEREOF, the party hereto has executed and delivered this Affirmation and Consent as of the date first above written.


                             TRUE TEMPER CORPORATION


                             By:___________________________
                                Title: